 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2013

INTERNATIONAL SAFETY GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-173476	99-0363913
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

708 Third Avenue, 11th Floor
New York, NY 10017
(212) 344-1105

(Address including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Officers of the Company

On July 18, 2013, Michael Benjamin, Chief Compliance Officer of the Company, resigned from his position with the Company. Michael Gianatasio accepted Mr. Benjamin’s resignation, effective immediately.

On July 18, 2013, Denise M. Groneman, Chief Operating Officer of the Company, resigned from her position with the Company. Michael Gianatasio accepted Ms. Groneman’s resignation, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SAFETY GROUP, INC.

Date: July 19, 2013	By:	/s/ Michael Gianatasio
	Name:	Michael Gianatasio
	Title:	Chief Executive Officer